Exhibit 99.1

EXECUTION VERSION

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 16, 2014 (this “Amendment”), among THE KEYW CORPORATION, a Maryland corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”) the Lenders party hereto and ROYAL BANK OF CANADA, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (such capitalized term and, unless otherwise specified, all other capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below).
WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent and the other parties named therein, are party to that certain Amended and Restated Credit Agreement, dated as of November 20, 2012 (as amended, amended and restated, supplemented or otherwise modified to (but not including) the date hereof, the “Credit Agreement”) pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower; and
WHEREAS, the Borrower and the Required Lenders party hereto have agreed to amend the Credit Agreement, but only on the terms and conditions herein set forth.
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Credit Agreement Amendments.
Section 1.Amendments to Section 1.01 - Defined Terms.
(a)    The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the pricing grid contained therein with the following:

Pricing Tier	Consolidated Total Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans	Commitment Fee
1	≤1.50:1.00	2.00%	1.00%	0.250%
2	> 1.50:1.00 but < 2.25:1.00	2.25%	1.25%	0.325%
3	> 2.25:1.00 but < 3.00:1.00	2.75%	1.75%	0.400%
4	> 3.00:1.00 but < 3.75:1.00	3.50%	2.50%	0.500%
5	> 3.75:1.00	4.00%	3.00%	0.625%

(b)The definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:
“Consolidated EBITDA” means, for any period, for the Parent and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) Consolidated Net Income for such period plus (b) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) extraordinary losses, (iii) the provision for Taxes payable for such period, (iv) the amount of depreciation and amortization expense for such period, (v) non-cash stock based compensation expenses, (vi) the amount of any net losses from discontinued operations in accordance with GAAP (to the extent not already deducted from the calculation Consolidated Net Income pursuant to the definition thereof), (vii) any non-cash loss attributable to the mark to market movement in the valuation of hedging obligations (to the extent the cash impact resulting from such loss has not been realized) pursuant to Financial Accounting Standards Accounting Standards Codification No. 815-Derivatives and Hedging; (viii) any non-recurring non-capitalized fees and expenses resulting from debt financings, debt and equity issuances, Permitted Acquisitions (including any bonus, retention or success payments that are not consistent with KEYW incentive plans) and Dispositions otherwise permitted under the terms of this Agreement, whether or not such transaction is consummated, (ix) non-cash charges except to the extent such charges are reserves for future cash charges, (x) cost savings in connection with any Permitted Acquisition associated with (A) the severance, retention, transfer or relocation of employees, (B) the relocation or closure of locations and (C) costs of prior owners which are not applicable after the closing of such Permitted Acquisition, and (xi) the amount of “run rate” cost savings realized by the Parent and its Subsidiaries as a result of specified actions taken during such period (which cost savings shall be (A) reasonably identifiable and factually supportable and (B) calculated as though such cost savings had been realized on the first day of the relevant period), net of the amount of actual benefits realized from such actions during a prior period; provided that it is understood and agreed that “run rate” shall mean the full recurring benefit that is associated with any action taken; provided, however, that add-backs pursuant to clauses (ix), (x) and (xi) may not, in the aggregate, account for more than 10% of Consolidated EBITDA, determined without giving effect to the subject transaction or its pro forma effect on Consolidated EBITDA, and minus (c) the following to the extent included in calculating such Consolidated Net Income: (x) non-cash gains and (y) extraordinary gains.
(c)    The term “Pro Forma Adjustments” in the definition of “Excess Cash Flow” set forth in Section 1.01 of the Credit Agreement is hereby replaced with “adjustments on a Pro Forma Basis”.
Section 2.Amendments to Section 8.12 - Financial Covenants. Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety as follows.
8.12    Financial Covenants.
(a)Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio as of the end of any fiscal quarter of the Parent during the applicable period set forth below to be greater than the ratio corresponding to such period as set forth below:

Period	Maximum Consolidated Senior Leverage Ratio
Closing Date through June 30, 2013	3.50:1.00
July 1, 2013 through December 31, 2013	3.25:1.00
January 1, 2014 through March 31, 2014	4.00:1.00
April 1, 2014 through June 30, 2014	4.00:1.00
July 1, 2014 through September 30, 2014	3.75:1.00
October 1, 2014 through December 31, 2014	3.50:1.00
Thereafter	3.00:1.00

(b)Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio as of the end of any fiscal quarter of the Parent during the applicable period set forth below to be greater than the ratio corresponding to such period as set forth below:

Period	Maximum Consolidated Total Leverage Ratio
Closing Date through June 30, 2013	4.00:1.00
July 1, 2013 through December 31, 2013	3.75:1.00
January 1, 2014 through March 31, 2014	4.00:1.00
April 1, 2014 through June 30, 2014	4.00:1.00
July 1, 2014 through September 30, 2014	3.75:1.00
Thereafter	3.50:1.00

(c)Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Parent during the applicable period set forth below to be less than the ratio corresponding to such period as set forth below:

Period	Minimum Fixed Charge Coverage Ratio
Closing Date through December 31, 2013	1.50:1.00
January 1, 2014 through March 31, 2014	1.10:1.00
Thereafter	1.40:1.00

Section 2.Representations and Warranties, No Default. The Borrower represents and warrants to the Administrative Agent and the Lenders as of the Amendment No. 3 Effective Date (as defined below) that: (a) this Amendment is within each Loan Party’s corporate or other organizational powers; (b) this Amendment has been duly authorized by all necessary corporate or other organizational action; and (c) this Amendment does not and will not (i) contravene the terms of any of such Person’s organizational documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (iii) violate in any material respect any Law to which such Person or its property is subject. This Amendment has been duly executed and delivered by each of the Loan Parties and constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms. This Amendment does not require any consent, approval, exemption or authorization of, registration or filing (other than any filings required under applicable Federal or state securities laws) with, or any other action by, any Governmental Authority or any other Person.
Section 3.Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) on which each of the following conditions are satisfied or waived by each applicable party:
(a)    The Administrative Agent shall have received executed signature pages to this Amendment from the Required Lenders, the Borrower and each other Loan Party;
(b)    The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of Amendment No. 3 Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment No. 3 Effective Date, provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date;
(c)    At the time of and immediately after giving effect to this Amendment, no Default has occurred and is continuing; and
(d)    The Borrower shall have paid or caused to be paid the following:
(i)an amendment fee payable to the Administrative Agent for the benefit of Lenders who have delivered an executed signature page to this Amendment by June 16, 2014 at 12:00 noon, Eastern Time (the “Consenting Lenders”), in an amount equal to 0.25% of the aggregate amount of the Consenting Lenders’ outstanding Commitments and Loans as of the Amendment No. 3 Effective Date; and
(ii)all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent and its Affiliates (without duplication) including the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent incurred in connection with this Amendment.
Section 4.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (i.e. a “PDF” or “TIF”) shall be effective as delivery of a manually executed counterpart hereof.
Section 5.Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 6.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7.Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document, and each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and reaffirmed in all respects and shall continue in full force and effect. Each Loan Party ratifies and reaffirms its obligations under the Loan Documents to which it is party, the Liens granted by it pursuant to the Collateral Documents, which continue to secure the Obligations, and if such Loan Party is a Guarantor, its guaranty of the Obligations pursuant to the Guaranty. From and after the Amendment No. 3 Effective Date, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. In entering into this Amendment, each Lender has undertaken its own analysis and has not relied on any other Lender in making its decision to enter into this Amendment. This Amendment constitutes a Loan Document. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 11.04 of the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE KEYW CORPORATION,
a Maryland corporation

By:	/s/ Leonard E. Moodispaw
Name:	Leonard E. Moodispaw
Title:	Chief Executive Officer

THE KEYW HOLDING CORPORATION,
a Maryland corporation

By:	/s/ Leonard E. Moodispaw
Name:	Leonard E. Moodispaw
Title:	Chief Executive Officer

THE ANALYSIS GROUP, LLC,
a Virginia limited liability company

By:	/s/ Leonard E. Moodispaw
Name:	Leonard E. Moodispaw
Title:	Chief Executive Officer

EVEREST TECHNOLOGY SOLUTIONS, INC.,
a Delaware corporation

By:	/s/ Leonard E. Moodispaw
Name:	Leonard E. Moodispaw
Title:	Chief Executive Officer

HEXIS CYBER SOLUTIONS, INC.,
a Maryland corporation

By:	/s/ Leonard E. Moodispaw
Name:	Leonard E. Moodispaw
Title:	Chief Executive Officer

FLI-HI LLC,
a Massachusetts limited liability company

By:	/s/ Leonard E. Moodispaw
Name:	Leonard E. Moodispaw
Title:	Chief Executive Officer

[Signature Page to Amendment No.3 to Amended and Restated Credit Agreement]

SENSAGE, INC.,
a California corporation

By:	/s/ Leonard E. Moodispaw
Name:	Leonard E. Moodispaw
Title:	Chief Executive Officer

POOLE & ASSOCIATES, INC.,
a Maryland corporation

By:	/s/ Leonard E. Moodispaw
Name:	Leonard E. Moodispaw
Title:	Chief Executive Officer

[Signature Page to Amendment No.3 to Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Richard C. Smith
Name:	Richard C. Smith
Title:	Authorized Signatory

[Signature Page to Amendment No.3 to Amended and Restated Credit Agreement]

Union Bank, N.A.,
as a Lender

By:	/s/ Robert F. Jones
Name:	Robert F. Jones
Title:	Senior Vice President

[Signature Page to Amendment No.3 to Amended and Restated Credit Agreement]

CITIBANK, N.A.,
as a Lender

By:	/s/ Joshua C. Dearmon
Name:	Joshua C. Dearmon
Title:	Senior Vice President

[Signature Page to Amendment No.3 to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Mark A. Zirkle
Name:	Mark A Zirkle
Title:	Senior Vice President

[Signature Page to Amendment No.3 to Amended and Restated Credit Agreement]

TD Bank, N.A.,
as a Lender

By:	/s/ Brian Haggerty
Name:	Brian Haggerty
Title:	Vice President

[Signature Page to Amendment No.3 to Amended and Restated Credit Agreement]

PNC Bank,
as a Lender

By:	/s/ Matthew Bjonerud
Name:	Matthew Bjonerud
Title:	Vice President

[Signature Page to Amendment No.3 to Amended and Restated Credit Agreement]

Acknowledged and Accepted:

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Ann Hurley
Name:	Ann Hurley
Title:	Manager, Agency

[Signature Page to Amendment No.3 to Amended and Restated Credit Agreement]